EXHIBIT 10.4

THE SECURITIES SUBSCRIBED FOR UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS AGREEMENT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH AGREEMENT, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH AGREEMENT MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

Name of Subscriber ______________________

The Quantum Group, Inc.

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

1.

Subscription.  The undersigned (the “Holder,” the “Investor,” “me,” or “I”) hereby agrees to purchase certain 10% Subordinated Promissory Notes (the “Notes”) set forth on the Signature Page attached hereto of The Quantum Group, Inc., a Nevada corporation (the “Company”), on the terms set forth herein (together with Exhibit A –Confidential Investor Questionnaire (if necessary), Exhibit B – Form of 10% Subordinated Secured Promissory Note, Exhibit C – Term Sheet describing the offering of no minimum and a maximum of up to $600,000 in the principal amount of the Notes of the Company (the “Offering”), provided that the Company has the option to increase the offering by up to an additional $200,000, Exhibit D – Form of Equity Consideration Certificate, Exhibit E – Risk Factors, and Appendix A – the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2009, (the “Transaction Documents”).

The Offering shall terminate on July 31, 2009 unless extended by the Company, for a period of up to an additional 30 days without notice to the Investor. Subscriptions are subject to the right of the Company to accept or reject a subscription in whole or in part, to prior sale, and to termination of the Offering at any time.  Minimum investment amount is $25,000, subject to the right of the Company to accept lesser amounts in its sole discretion. The Company intends to use the net proceeds of this Offering for working capital and general corporate purposes.

In consideration of the undersigned’s purchasing the Notes on the terms set forth in the Transaction Documents, the Company shall issue to such Investor an Equity Consideration Certificate (the “Equity Certificate”) representing a certain number of the Company common stock which number shall be determined as set forth below.

The Notes and the shares of the Company common stock representing the Equity Consideration shall be referred hereinafter as the “Securities.” All capitalized terms used in this Note that are not defined herein shall have the respective meanings given such terms in the Transaction Documents.

2.

Payment.  Payment of the subscription price by Offerees is to be made by wire transfer at the time of Offeree’s delivery of its executed signature pages of the subscription materials to The Quantum Group, Inc.  All subscriptions for the Note shall be payable to “The Quantum Group”.

THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES

SUBSCRIBED FOR HEREUNDER IS $___________.

3.

Representations and Warranties.  By executing this Subscription and Registration Rights Agreement, the undersigned:

(a)

Acknowledges that the undersigned has received and carefully read the Transaction Documents, is familiar with and understands the Transaction Documents, has relied on the information contained in the Transaction Documents, and has not relied upon any other offering literature or prospectus;

(b)

Represents and warrants that the undersigned is acquiring the Securities for his or her own account as principal for investment and not with a view to resale or distribution, and that the undersigned will not sell or otherwise transfer the Securities except in accordance with restrictions on transfer under the applicable federal and state securities laws;

(c)

Represents and warrants that the undersigned has such knowledge and experience in financial and business matters as will enable him or her to evaluate the merits and risks of the prospective investment;

(d)

Represents and warrants that the undersigned is able to bear the economic risk of losing his or her entire investment in the Securities;

(e)

Represents and warrants that the undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the net worth of the undersigned, and his or her investment in the Securities will not cause such overall commitment to become excessive;

(f)

Represents and warrants that (i) the undersigned is at least 21 years of age, (ii) he or she has adequate means of providing for his or her current needs and personal contingencies, (iii) he or she has no need for liquidity in the proposed investment in the Securities, (iv) he or she maintains a domicile and is not a transient or temporary resident at the address shown in the Confidential Purchaser Questionnaire, and (v) all of his or her investments in and commitments to non-liquid investments are, and after his or her purchase of the Securities will be, reasonable in relation to the undersigned's net worth and current needs;

(g)

Understands that the Company shall have the right, in its sole and absolute discretion, to accept or reject this tendered subscription in whole or in part, at any time prior to closing, or to allocate to him or her fewer than the number of Securities than the undersigned has subscribed for;

(h)

Understands that the Company will notify the undersigned whether this subscription is accepted or rejected, and that in the event such subscription is rejected, the tendered payment will be returned in full, and all of the obligations of the undersigned hereunder shall terminate;

(i)

Understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer, which restrictions are described in the Transaction Documents;

(j)

Agrees and understands that he or she will not sell or otherwise transfer any Securities unless the Securities are registered under the 1933 Act and any other applicable federal or state securities laws, or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Securities may be transferred in reliance on an applicable exemption from the registration requirements of such laws;

(k)

Understands that (i) except as otherwise set forth in this Subscription and Registration Rights Agreement, the Company has no obligation or intention to register the Securities for resale under any federal or state securities laws or to take any action (including the filing of reports or the publication of information required by Rule 144 under the 1933 Act) which would make available any exemption from the registration requirements of such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of any Securities or any portion thereof for an indefinite period of time or at any particular time, and may therefore have to bear the economic risk of investment in the Securities for an indefinite period of time;

(l)

Understands that an investment in the Company involves certain risks, and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities;

(m)

Understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Securities for investment;

(n)

Acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to the undersigned and to his or her advisors;

(o)

Acknowledges that the Company has made available to the undersigned the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, and to obtain any additional information to the extent that the Company possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to the undersigned; and

(p)

The undersigned is an "accredited investor" as such term is defined in Section 2(15) of the 1933 Act and Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act.  Specifically, the undersigned is (check all appropriate items):

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(i)

A bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

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(ii)

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐

(iii)

An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5,000,000;

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(iv)

A director or executive officer of the Company;

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(v)

A natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000. (California and Massachusetts residents:  If the undersigned is a California resident, his or her investment in the Company will not exceed 10% of his or her net worth (or joint net worth with his or her spouse).  If the undersigned is a Massachusetts resident, his or her investment in the Company will not exceed 25% of his or her joint net worth with his or her spouse (exclusive of principal residence and its furnishings);

☐

(vi)

A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years, and in either such case, has a reasonable expectation of reaching the same income level in the current year. (California and Massachusetts residents: please see Paragraph 3(v)(v) above for additional requirements.)

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(vii)

A trust with total assets greater than $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.); or

☐

(viii)

An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

4.

Indemnification.  The undersigned acknowledges that he or she understands the meaning of the representations made by him or her in this Subscription and Registration Rights Agreement, and hereby agrees to indemnify and hold harmless the Company, and all persons deemed to be in control of the Company from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the undersigned of any such representations.

All such representations shall survive the delivery of this Subscription and Registration Rights Agreement and the purchase by the undersigned of any Securities.

5.

No Third Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Subscription and Registration Rights Agreement is intended to benefit any party other than the parties hereto and their permitted successors and assigns, and shall not be enforceable by any other party.

6.

Description of Promissory Note.  Each Promissory Note bears interest at the rate of 10% per annum payable at maturity [need to mention increased default interest?] and matures 90 days from the acceptance of subscription by the Company.

7.

Purchase; Registration Rights.

(a)

I hereby tender to the Company cash or a check or wire transfer (information to be provided to me on my request) made payable to the order of The Quantum Group, Inc. in the amount indicated above, an executed copy of this Subscription and Registration Rights Agreement and an executed copy of my Investor Questionnaire.

(b)

This offering will continue until the earlier of (i) the sale of $600,000 in face amount of Promissory Notes or (ii) July 31, 2009, unless extended by the Company for up to an additional 30 days without notice to the Investor (the “Termination Date”).  Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

(c)

If at any time prior to two (2) years from the date hereof, whenever the Company proposes to register any of its equity securities under the Securities Act and files a registration statement under the 1933 Act with the Securities and Exchange Commission (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company shall send to each holder of the shared issued under the Equity Certificate (collectively, the "Holders"), a written notice of such determination, which notice shall offer the Holders the opportunity to include in such registration statement the number of securities issued or issuable in connection with such equity certificate (collectively, the “Registrable Securities”), and, if within ten (10) days after the date of such notice, each Holder shall so request in writing, the Company shall include in such registration statement the Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks and lock-ups, as may be applicable. The Holder further understands and agrees that the Company shall use its reasonable best efforts to include the Registrable Securities in such registration statement and that it undertakes no obligation to maintain the effectiveness of such registration statement with a current prospectus available after such time as all of the Registrable Securities have been sold. The Holder further understand and agrees that the registration rights shall terminate as to any Holder when the Registrable Securities held by such Holder (together with any affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144. The registration expenses, exclusive of stock transfer taxes, underwriting discounts and commissions, will be borne by the Company. The Company will, until such time as the shares may be sold under Rule 144 without volume limitation:

(i)

prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(ii)

furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(iii)

use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

(iv)

notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(v)

notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(vi)

prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder;

(vii)

prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(viii)

advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Company may require each Holder of the Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such shares as the Company may from time to time reasonably request in writing.  All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company; provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, FINRA fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. The Company further agrees to pay for the reasonable fees of counsel for the Holders with respect to any such registration. Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

Each Holder of the Registrable Securities included in a registration pursuant to the provisions of this Section will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

8.

Acceptance or Rejection of Subscription.

(a)

I understand and agree that the Company reserves the right to reject this subscription for the Notes, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

(b)

In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription and Registration Rights Agreement shall have no force or effect.  In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

9.

Closing.  The closing (“Closing”) of this offering may occur any time and from time to time before the Termination Date.  There is no Minimum Offering.  The Notes subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription and Registration Rights Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Notes has occurred.

10.

Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Act and applicable state securities laws, the Notes are being sold without registration under the Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents and its exhibits. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Notes are speculative investments, which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Notes and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Notes and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Notes.

11.

Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)

I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents and I understand that by signing this Subscription and Registration Rights Agreement I am agreeing to be bound by all of the terms and conditions of the Financing Agreement, Bridge Note and Security Agreement, which are included in the Offering Documents, and my signature on this Subscription and Registration Rights Agreement is deemed to be a signature on the Financing Agreement.

(b)

I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(c)

I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Notes, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

(d)

I am purchasing the Notes for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Notes, or the shares of common stock issuable upon repayment of the Notes, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities.  I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Notes have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.  Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Notes or the shares of common stock issuable upon repayment of the Notes.  I hereby authorize the Company to place a legend denoting the restrictions on the Notes that may be issued to me, as well as the shares of common stock issuable upon repayment of the Notes.

(e)

Except as described in my Investor Questionnaire, I am not a member of the National Association of Securities Dealers, Inc. (“NASD”); I am not and have not, for a period of 12 months prior to the date of this Subscription and Registration Rights Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

(f)

I recognize that the Notes, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment.  I believe that the investment in the Notes is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(g)

I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Notes and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(h)

I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

(i)

I have relied solely upon my own investigation in making a decision to invest in the Company.

(j)

I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents.  I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k)

I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

(l)

I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(m)

I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” category.  I can bear the entire economic risk of the investment in the Notes for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies.  I am acquiring the Notes for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933, as amended.  I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

(n)

I understand that (1) the Notes and the underlying securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(o)

I understand that (1) since neither the offer nor sale of the Notes has been registered under the Securities Act or the securities laws of any state, the Notes may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (2) it is not anticipated that there will be any market for the resale of the Notes.

(p)

I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(q)

If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription and Registration Rights Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r)

The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription and Registration Rights Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.  I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

12.

Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription and Registration Rights Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

13.

Severability.  In the event any parts of this Subscription and Registration Rights Agreement are found to be void, the remaining provisions of this Subscription and Registration Rights Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

14.

Choice of Law and Jurisdiction.  This Subscription and Registration Rights Agreement shall be governed by the laws of the State of Nevada as applied to contracts entered into and to be performed entirely within the State of Nevada.  Any action arising out of this Subscription and Registration Rights Agreement shall be brought exclusively in a court of competent jurisdiction in Las Vegas, Nevada, and the parties hereby irrevocably waive any objections they may have to venue in Las Vegas, Nevada.

15.

Counterparts.  This Subscription and Registration Rights Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription and Registration Rights Agreement may be by actual or facsimile signature.

16.

Benefit.  This Subscription and Registration Rights Agreement shall be binding upon and inure to the benefit of the parties hereto.

17.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription and Registration Rights Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

Investor:

At the address designated on the signature page of this Subscription and Registration Rights Agreement.

The Company:

The Quantum Group, Inc.

Attn: Noel J. Guillama, President

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

phone: 561-798-9800

fax: 561-828-0454

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

18.

Entire Agreement.  This Subscription and Registration Rights Agreement, together with the Transaction Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription and Registration Rights Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

19.

Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription and Registration Rights Agreement.

20.

Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Notes.

21.

Acceptance of Subscription.  The Company may accept this Subscription and Registration Rights Agreement at any time for all or any portion of the Notes subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

22.

Inconsistencies.  If there are any inconsistencies between this Agreement and the Financing Agreement, the terms of the Financing Agreement shall govern.

RESIDENTS OF ALL STATES: THE NOTES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE NOTES ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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Manner in Which Title is to be Held.  (check one)

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Individual Ownership

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Community Property

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Joint Tenant with Right of Survivorship (both parties must sign)

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Partnership

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Tenants in common

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Corporation Trust

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IRA or Keogh

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Other (please indicate)

Dated:

INDIVIDUAL INVESTORS	ENTITY INVESTORS
Name of entity, if any

Signature (Individual)	By:
Signature

Its:
Signature (Joint)	Title:
(all record holders must sign)

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed:	Address to Which Correspondence Should be Directed:

Phone Number	Phone Number

Email Address	Email Address

Tax Identification or Social Security Number	Tax Identification or Social Security Number

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of ___________________, 2009.

THE QUANTUM GROUP, INC.

Dated:	By:
Name:
Its: